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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                 RESIDENT AGENT SERVICE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company:                               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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            INDEPENDENT REPRESENTATIVE INFORMATION - SERVICE SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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                                 SERVICE ORDERED
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_____ CALIFORNIA RESIDENT AGENT SERVICES - $100
          o Meet the rules and regulations of California's corporation law for out-of-state residents
          o Physical address for your business: 3111 N. Tustin St., Suite 280, Orange, CA 92865
          o    Remain anonymous to all physical and mail soliciting
_____ NEVADA RESIDENT AGENT SERVICES - $100
          o Meet the rules and regulations of Nevada's corporation law for out-of-state residents
          o Corporate Address for your business: 3900 Paradise Rd., Suite 120, Las Vegas, NV 89109
          o    Remain anonymous to all physical and mail soliciting

TOTAL AMOUNT TO BE CHARGED:                                $ __ __ __ __ . __ __

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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)
___ CREDIT CARD (please check one)
     ___ VISA
     ___ MASTERCARD
     ___ AMERICAN EXPRESS
     ___ DISCOVER

                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby  accept these terms and  conditions.  All mail received will be held at the chosen MSTG Solutions, Inc. office until an officer of my company physically retrieves the mail at an MSTG Solutions, Inc. office to collect it. I understand that Mail Forwarding is an additional charge, if requested. I understand that the service fee is a non-refundable yearly charge, and continuance is not automatic. MSTG Solutions, Inc. must be notified and receive payment at least 30 days before the contract elapses in order to continue the service. MSTG Solutions, Inc. is not responsible for any lost documents or mailings. I acknowledge that by completing this form, I hereby waive my three-day right of rescission, if applicable.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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